UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 3, 2014

The Hillshire Brands Company

(Exact name of registrant as specified in charter)

Maryland	1-3344	36-2089049
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

400 South Jefferson Street, Chicago, Illinois 60607

(Address of principal executive offices)

Registrant’s telephone number, including area code: (312) 614-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On June 3, 2014, The Hillshire Brands Company (“Hillshire”) issued a press release regarding the amended unsolicited acquisition proposal from Pilgrim’s Pride Corporation and the unsolicited acquisition proposal from Tyson Foods, Inc. A copy of the press release is attached as Exhibit 99.1 to this report and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

99.1	Press release dated June 3, 2014.

Additional Information and Where to Find It

The proposed merger transaction involving Hillshire and Pinnacle Foods Inc. (“Pinnacle”) will be submitted to the respective stockholders of Hillshire and Pinnacle for their consideration. In connection with the proposed merger, Hillshire will prepare a registration statement on Form S-4 that will include a joint proxy statement/prospectus for the stockholders of Hillshire and Pinnacle to be filed with the Securities and Exchange Commission (the “SEC”), and each will mail the joint proxy statement/prospectus to their respective stockholders and file other documents regarding the proposed transaction with the SEC. Hillshire and Pinnacle urge investors and stockholders to read the joint proxy statement/prospectus when it becomes available, as well as other documents filed with the SEC, because they will contain important information. Investors and security holders will be able to receive the registration statement containing the proxy statement/prospectus and other documents free of charge at the SEC’s web site, http://www.sec.gov. These documents can also be obtained (when they are available) free of charge from Hillshire upon written request to the Investor Relations Department, 400 South Jefferson Street, Chicago, Illinois 60607, telephone number (312) 614-8100 or from Hillshire’s website, http://investors.hillshirebrands.com, or from Pinnacle upon written request to the Investor Relations Department, 399 Jefferson Road, Parsippany, New Jersey, 07054, telephone number (973) 434-2924, or from Pinnacle’s website, http://investors.pinnaclefoods.com.

Participants in Solicitation

Hillshire, Pinnacle and their respective directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from the respective stockholders of Hillshire and Pinnacle in favor of the merger. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the respective stockholders of Hillshire and Pinnacle in connection with the proposed merger will be set forth in the joint proxy statement/prospectus when it is filed with the SEC. You can find information about Hillshire’s executive officers and directors in its definitive proxy statement for its 2013 Annual Meeting of Stockholders, which was filed with the SEC on September 12, 2013. You can find more information about Pinnacle’s executive officers and directors in its definitive proxy statement for its 2014 Annual Meeting of Stockholders, which was filed with the SEC on April 30, 2014. You can obtain free copies of these documents from Hillshire and Pinnacle using the contact information above.

Non-Solicitation

This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 3, 2014

THE HILLSHIRE BRANDS COMPANY

By:	/s/ Kent B. Magill
Kent B. Magill
Executive Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit 99.1	Press release dated June 3, 2014.